UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2008

UNITED INSURANCE HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52833	75-3241964
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Central Avenue, Suite 900 St. Petersburg, FL	33701
(Address of Principal Executive Offices)	(Zip Code)

(727) 895-7737

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

Completion of Merger

On September 30, 2008, United Subsidiary Corp., a Florida corporation (“Merger Sub”) and wholly owned subsidiary of FMG Acquisition Corp., a Delaware corporation (“FMG”) consummated a merger with and into United Insurance Holdings, L.C., a Florida limited liability company (“UIH”), with UIH remaining as the surviving entity (the “Merger”) pursuant to the Amended and Restated Agreement and Plan of Merger, dated August 15, 2008, as amended on September 23, 2008, among FMG, UIH and the Merger Sub (the “Merger Agreement”). In connection with the Merger, FMG changed its name from “FMG Acquisition Corp.” to “United Insurance Holdings Corp.” The combined company operates as a licensed insurer which provides homeowners insurance and selected small business insurance in the State of Florida.

In connection with the closing of the Merger, the holders of UIH’s membership interests will receive an aggregate of $25 million cash consideration and will be issued an aggregate of 8,929,819 shares of FMG common stock and warrants to purchase an additional 1,273,569 shares of FMG common stock. UIH members may receive an additional aggregate of $5 million cash consideration which will be based on the combined company’s performance during either one of two twelve month measurement periods as specified in the Merger Agreement. The additional consideration begins accruing when GAAP net income (as defined in the Merger Agreement) for the combined company during a measurement period exceeds $25 million, and is fully earned if GAAP net income for the combined company reaches or exceeds $27.5 million.

In connection with the approval of the Merger, the FMG stockholders adopted FMG’s Second Amended and Restated Certificate of Incorporation, to (a) increase the number of authorized shares of common stock from 20,000,000 shares to 50,000,000 shares, (b) remove limitations on FMG’s powers in the event that a business combination was not completed prior to October 4, 2009, (c) make FMG’s existence perpetual, (d) provide for a staggered board of directors, and (e) change FMG’s name from “FMG Acquisition Corp.” to “United Insurance Holdings Corp.”

In connection with the FMG stockholder vote to approve the Merger, those FMG stockholders who (1) received their FMG shares as a result of FMG’s initial public offering and (2) voted against the Merger had the right to convert such shares into cash from the trust account established in connection with the initial public offering. Stockholders owning 1,267,863 shares of FMG common stock voted against the Merger and sought to convert their FMG shares into cash consideration from the trust account (the “Conversion”), and the post-Merger company paid such stockholders approximately $10.0 million to consummate the conversion. Following the consummation of the Merger and after giving effect to the Conversion, the exchange of the Company’s stock for Company notes as described in the Purchase Agreement (as defined below) and FMG’s purchase of its common stock from certain institutional investors, FMG had 10,548,932 shares of common stock and 7,077,375 common stock purchase warrants issued and outstanding.

Prior to the Merger, FMG was a blank check company with no operations, formed as a vehicle for an acquisition of an operating business. The following information is provided about us, our business and securities, reflecting the consummation of the Merger (the post-Merger company on a consolidated basis, combining FMG and UIH is referred to as the “Company”).

Business

The business of the Company is described in our proxy statement/prospectus (No. 333-150327), dated September 4, 2008, as supplemented (hereinafter, the “Registration Statement”), in the Section entitled “Information About United Insurance Holdings, L.C.” beginning on page 125 and is incorporated herein by reference.

The employees of the Company are described in the Registration Statement in the Section entitled “Information About United Insurance Holdings, L.C. - Employees” on page 133 and is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Registration Statement in the Section entitled “Risk Factors – Risks Related to United’s Business” beginning on page 27 and is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

UIH’s Management’s Discussion and Analysis of Financial Condition and Results of Operations is described in the Registration Statement in the Section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of United Insurance Holdings, L.C.” beginning on page 134 and is incorporated herein by reference.

Properties

The facilities of the Company are described in the Registration Statement in the Section entitled “Information About United Insurance Holdings, L.C. - Facilities” on page 133 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of September 30, 2008, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock immediately following the consummation of the Merger, and after giving effect to the Conversion and the purchase of the Company’s common stock from certain institutional investors, by: (i) each person known by us to be the owner of more than 5% of our outstanding shares of the Company’s common stock, (ii) each officer and director, and (iii) all officers and directors as a group. As of September 30, 2008, the Company had 10,548,932 shares of common stock issued and outstanding.

	Common Stock
	Number of Shares(2)	Percentage of Common Stock
Name and Address of Beneficial Owners(1)

FMG Investors LLC(3)	2,002,412	17.2%
Synovus Financial Corp. (4)	1,762,941	16.4%
Gregory C. Branch, Chairman of the Board(5)	1,740,085	16.2%
Gordon G. Pratt, Vice Chairman(3) (11)	2,052,412	17.6%
Donald J. Cronin, President and Chief Executive Officer(6)	90,097	*
Nicholas W. Griffin, Chief Financial Officer(7)	52,343	*
Melvin A. Russell, Jr., Chief Underwriting Officer(8)	54,181	*
Alec L. Poitevint, II, Director(9)	401,401	3.8%
Larry G. Swets, Jr., Director(3)	2,002,412	17.2%
Kent G. Whittemore, Director(10)	247,229	2.3%
James R. Zuhlke, Director	17,839	*
All Directors and Officers as a Group (9 persons)	4,655,587	38.8%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the stockholders is 360 Central Avenue, Suite 900, St. Petersburg, Florida 33701.
(2)	Unless otherwise indicated, all ownership is direct beneficial ownership.
(3)	Each of Messrs. Pratt and Swets are the managing members of our sponsor, FMG Investors LLC, and may be deemed to each beneficially own the 2,002,412 shares owned by FMG Investors LLC. Includes 1,070,181 shares of common stock issuable pursuant to warrants that are currently exercisable or that are exercisable within 60 days.
(4)	Includes 220,047 shares issuable pursuant to warrants that are currently exercisable or that are exercisable within 60 days.
(5)	Includes 118,588 shares held by Greg Branch Family LP and 250,928 shares held by O.C. Branch Trust. Also includes: (i) 164,494 shares of common stock issuable pursuant to warrants that are currently exercisable or that are exercisable within 60 days, (ii) 16,913 shares of common stock issuable pursuant to warrants that are currently exercisable or that are exercisable within 60 days and that are held by Greg Branch Family LP, and (iii) 35,787 shares of common stock issuable pursuant to warrants that are currently exercisable or that are exercisable within 60 days and that are held by O.C. Branch Trust. Mr. Branch disclaims beneficial ownership of the 118,588 shares held by Greg Branch Family LP and the 16,913 shares of common stock issuable pursuant to warrants held by Greg Branch Family LP except to the extent of his pecuniary interest therein.

(6)	Includes 11,246 shares of common stock issuable pursuant to warrants that are currently exercisable or that are exercisable within 60 days.
(7)	Includes 6,533 shares of common stock issuable pursuant to warrants that are currently exercisable or that are exercisable within 60 days.
(8)	Includes 6,763 shares of common stock issuable pursuant to warrants that are currently exercisable or that are exercisable within 60 days.
(9)	Includes 351,299 shares held by Mineral Associates, Inc., voting and investment power over which is held by Mr. Poitevint. Mr. Poitevint disclaims beneficial ownership of the 351,299 shares held by Mineral Associates, Inc. except to the extent of his twenty-four percent (24%) pecuniary interest therein. Also includes 50,102 shares of common stock issuable pursuant to warrants that are currently exercisable or that are exercisable within 60 days.
(10)	Includes 216,370 shares held jointly by Kent G. and Kathy Whittemore. Also includes 30,859 shares of common stock issuable pursuant to warrants that are currently exercisable or that are exercisable within 60 days.
(11)	Includes 50,000 shares of common stock issuable pursuant to warrants that are currently exercisable or that are exercisable within 60 days.

Directors and Executive Officers

The directors and executive officers of the Company immediately after the consummation of the Merger are described in the Registration Statement in the Section entitled “Directors and Management of FMG Acquisition Corp. Following the Merger” beginning on page 179 and is incorporated herein by reference.

Executive Compensation

The executive compensation of the Company’s executive officers and directors is described in the Registration Statement in the Sections entitled “Proposal 5 – Director Proposal—Executive Compensation” and “Proposal 5 – Director Proposal – Director Compensation” beginning on pages 105 and 106, respectively and are incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

The description of certain relationships and related transactions of the Company are described in the Registration Statement in the Sections entitled “Proposal 5 – Director Proposal – Certain Relationships and Related Transactions of FMG” and “Proposal 5 – Director Proposal – Certain Relationships and Related Transactions of United” beginning on pages 108 and 109, respectively. Following the Merger, the Company’s Board of Directors will consist of six members, and it is anticipated three of them will be considered “independent” under the director independence standards of The NASDAQ Stock Market (“NASDAQ”). Although the Company is not required to adopt director independence standards, in order to identify directors and/or director-nominees who may qualify as independent directors, the Company has adopted the director independence standards of NASDAQ. The Company has no independent auditing, nominating or compensation committees but expects to establish such committees as soon as practicable.

Legal Proceedings

The Company’s legal proceedings are described in the Registration Statement in the Sections entitled “Information about FMG Acquisition Corp. – Legal Proceedings” and “Information about United Insurance Holdings, L.C. – Legal Proceedings”, on pages 118 and 133 respectively, and are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the market price, number of stockholders and dividends for the securities of the Company is described in the Registration Statement in the Section entitled “Price Range of Securities and Dividends” on Page 186 and is incorporated herein by reference.

Recent Sales of Unregistered Securities

During the past three years, FMG sold the following shares of common stock without registration under the Securities Act:

Stockholders	Number of Shares
FMG Investors LLC (1)	1,045,000
Thomas D. Sargent	20,000
David E. Sturgess	20,000
James R. Zuhlke	20,000
John Petry	20,000

Total	1,125,000

(1)	Gordon G. Pratt and Larry G. Swets, Jr. are the managing members and sole owners of FMG Investors LLC, and the beneficial owners of the common stock owned by FMG Investors LLC.

Such shares of common stock were issued on May 22, 2007 in connection with FMG’s organization pursuant to the exemption from registration contained in Section 4(2) of the Securities Act as they were sold to “accredited investors” as defined in Rule 501(a) of the Securities Act. The shares of common stock issued to the persons above were sold for an aggregate offering price of $25,000 at a purchase price of $0.022 per share. No underwriting discounts or commissions were paid with respect to such sales. Effective August 13, 2007, FMG’s board of directors authorized a forward stock split in the form of a stock dividend of 0.15 shares of common stock for each outstanding share of common stock, effectively lowering the purchase price to approximately $0.019 per share.

FMG Investors also purchased 1,250,000 insider warrants from FMG which were issued pursuant to the exemption from registration contained in Section 4(2) of the Securities Act as they were sold to “accredited investors” as defined in Rule 501(a) of the Securities Act.

Description of Registrant’s Securities to be Registered

The description of the Company’s common stock and other securities are described in the Registration Statement in the Section entitled “Description of FMG Acquisition Corp. Securities” beginning on page 187 and is incorporated herein by reference.

Indemnification of Directors and Officers

The indemnification of the directors and officers of the Company is described in the Registration Statement in the Section entitled “Comparison of Rights of FMG Stockholders and United Members- Indemnification of Directors and Officers—FMG” beginning on Page 192 and is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

UIH changed its accounting firm in fiscal 2008 as further described in the Registration Statement in the Section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of United Insurance Holdings, L.C. – Changes in Accountants” beginning on page 166 and is incorporated herein by reference.

Financial Statements and Supplementary Data

The Financial Statements and Exhibits are incorporated by reference from Item 9.01 of this Form 8-K.

Financial Statements and Exhibits

The Financial Statements and Exhibits are incorporated by reference from Item 9.01 of this Form 8-K.

Item 3.03	Material Modification to Rights of Security Holders

The Second Amended and Restated Certificate of Incorporation became effective in connection with the Merger and was filed as Exhibit 3.1 to the Registration Statement. The Second Amended and Restated Certificate of Incorporation modified the terms of the Company’s existence and is more specifically described in the Registration Statement in the Sections entitled “Proposal 2 – The First Amendment Proposal,” “Proposal 3 – The Second Amendment Proposal,” and “Proposal 4 – The Third Amendment Proposal,” beginning on pages 94, 98, and 100, respectively and are incorporated herein by reference.

In connection with the consummation of the Merger, on September 30, 2008, the Company exchanged promissory notes with an aggregate principal amount of approximately $7.5 million for 869,565 shares of its common stock and sold promissory notes with an aggregate principal amount of approximately $10.8 million with certain qualified institutional buyers and accredited investors (the “Investors”) pursuant to the terms of that Note Purchase Agreement dated August 15, 2008 (the “Purchase Agreement”). The Purchase Agreement prohibits making any restricted payment (such as a dividend to stockholders) of cash, securities or other property if, after giving effect thereto, the consolidated net worth (as defined in the Purchase Agreement) of the Company and its subsidiaries following consummation of the merger is less than $45.0 million.

Item 5.01	Change in Control of the Registrant.

Reference is made to the disclosure described in the Registration Statement in the Section entitled “The Merger Agreement” beginning on page 71, and to the disclosures in Item 2.01 of this Form 8-K, which are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Effective as of the consummation of the Merger, all of the officers of FMG resigned and all of the directors of FMG resigned (except for Messrs. Gordon G. Pratt, Larry G. Swets, Jr. and James R. Zuhlke). Messrs. Gregory C. Branch, Alec L. Poitevint, II, and Kent G. Whittemore were appointed as directors of the Company in connection with the Merger. In addition, Mr. Donald J. Cronin was appointed as Chief Executive Officer of the Company and Mr. Nicholas W. Griffin was appointed as Chief Financial Officer and Treasurer of the Company. Reference is made to the disclosure described in the Registration Statement in the Section entitled “Directors and Management of FMG Acquisition Corp. Following the Merger” beginning on page 179, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

In connection with the transactions described above, the Certificate of Incorporation of the Company was amended and restated. The form of the Second Amended and Restated Certificate of Incorporation was filed as Exhibit 3.1 to the Registration Statement. The Second Amended and Restated Certificate of Incorporation modified the terms of the Company’s existence and is more specifically described in the Registration Statement in the Sections entitled “Proposal 2 – The First Amendment Proposal,” “Proposal 3 – The Second Amendment Proposal,” and “Proposal 4 – The Third Amendment Proposal,” beginning on pages 94, 98, and 100, respectively and are incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

The material terms of the transaction by which Merger Sub merged with and into UIH and in which UIH became a wholly owned subsidiary of the Company are described in the Registration Statement in the Section entitled “The Merger Agreement” beginning on page 71 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) The financial statements of UIH are included in the Registration Statement in the Sections entitled “United Insurance Holdings, L.C. and Subsidiaries Index to Financial Statements” and “United Insurance Holdings, L.C. and Subsidiaries Index to Interim Financial Statements”, beginning on page F-1 and are incorporated herein by reference.

(b) The pro forma financial information is included in the Registration Statement in the section entitled “Unaudited Pro Forma Combined Financial Information as of June 30, 2008 and December 31, 2007” beginning on page 167 and is incorporated herein by reference.

(d) The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated April 2, 2008, by and among FMG Acquisition Corp., United Insurance Holdings, L.C. and United Subsidiary Corp.*

2.2	Amended and Restated Agreement and Plan of Merger dated August 15, 2008, by and among FMG Acquisition Corp., United Insurance Holdings, L.C. and United Subsidiary Corp.*

3.1	Second Amended and Restated Certificate of Incorporation.*

3.2	Bylaws.***

4.1	Specimen Unit Certificate.***

4.2	Specimen Common Stock Certificate.***

4.3	Specimen Warrant Certificate.***

4.4	Form of Unit Purchase Option to be granted to Pali Capital, Inc.****

4.5	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant.****

10.1	Form of Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Registrant. ****

10.2	Form of Securities Escrow Agreement among the Registrant, Continental Stock Transfer & Trust Company, and the Initial Stockholders. ****

10.3	Form of Registration Rights Agreement among the Registrant and Initial Stockholders. ****

10.4	Form of Letter Agreement by and between the Registrant and Gordon G. Pratt. **

10.5	Form of Letter Agreement by and between the Registrant and Larry G. Swets, Jr. **

10.6	Form of Letter Agreement by and between the Registrant and FMG Investors LLC. **

10.7	Form of Letter Agreement by and between the Registrant and Thomas D. Sargent. **

10.8	Form of Letter Agreement by and between the Registrant and David E. Sturgess. **

10.9	Form of Letter Agreement by and between the Registrant and James R. Zuhlke. **

10.10	Form of Letter Agreement by and between the Registrant and John Petry. **

10.11	Administrative Services Agreement between the Registrant and Fund Management Group LLC. **

10.12	Subscription Agreement between the Registrant and the Sponsor.**

10.13	Promissory Note, dated May 22, 2007, issued to FMG Investors LLC in the amount of $100,000.**

10.14	Subordinated Revolving Line of Credit Agreement by and between FMG Acquisition Corp. and FMG Investors LLC in the amount of $250,000.****

10.15	PLA Assumption Agreement, dated December 3, 2003, by and between United Property and Casualty Insurance Company and Citizens Property Insurance Corporation. †

10.16	Policy Administration Agreement, as amended, between United Property and Casualty Insurance Company and West Point Underwriters, dated March 1, 2002. †

10.17	Lease Agreement between ARC Group and United Insurance Holdings, L.C., dated December 31, 2002. †

10.18	Investment Management Agreement between United Property and Casualty Insurance Company and Synovus Trust Company, dated October 8, 2003. †

10.19	First Modification to Loan Agreement and Loan Agreement between United Insurance Holdings, L.C. and Columbus Bank and Trust Company, dated February 8, 2007. †

10.20	Term Promissory Note between United Insurance Holdings, L.C. and Columbus Bank and Trust Company, dated February 8, 2007. †

10.21	Pledge and Security Agreement between United Insurance Holdings, L.C. and Columbus Bank and Trust Company, dated February 8, 2007. †

10.22	Security Agreement between United Insurance Holdings, L.C. and Columbus Bank and Trust Company, dated February 8, 2007. †

10.23	Security Agreement between United Insurance Management, L.C. and Columbus Bank and Trust Company, dated February 8, 2007. †

10.24	Policy Administration Agreement between United Property and Casualty Insurance Company and CSC, dated March 11, 2008. †

10.25	Form of First Property Catastrophe Excess of Loss Reinsurance contract issued to United Property and Casualty Insurance Company. †

10.26	Form of Second Property Catastrophe Excess of Loss Reinsurance contract issued to United Property and Casualty Insurance Company. †

10.27	Form of Third Property Catastrophe Excess of Loss Reinsurance contract issued to United Property and Casualty Insurance Company. †

10.28	Form of Fourth Property Catastrophe Excess of Loss Reinsurance contract issued to United Property and Casualty Insurance Company. †

10.29	Reimbursement Contract issued to United Property and Casualty Insurance Company by The State Board of Administration of the State of Florida (SBA) which administers the Florida Hurricane Catastrophe Fund (FHCF), dated June 1, 2007. †

10.30	Catastrophe Excess of Loss Treaty issued to United Property and Casualty Insurance Company by Caymaanz Insurance Company, dated June 1, 2007. †

10.31	Surplus Note between United Property and Casualty Insurance Company and the State Board of Administration of Florida (SBA) dated September 22, 2006. †

10.32	Form of Interests and Liabilities Agreement to Contract of Reinsurance issued to United Property and Casualty Insurance Company. †

10.33	Lease Agreement between United Insurance Management, LLC and Osprey S.P. Properties, LLC, dated June 3, 2008. ††

10.34	Second Modification to Loan Agreement between United Insurance Holdings, L.C. and Columbus Bank and Trust Company, dated August 11, 2008. †††

10.35	Form of Note Purchase Agreement between the Registrant and the Purchasers. †††

23.1	Consent of DeMeo, Young, McGrath, CPA to incorporation by reference of financial statements.

*	Included in Annex A and B of the proxy statement/prospectus included in the Form S-4 (No. 333-150327), effective September 4, 2008 and incorporated by reference herein.
**	Incorporated by reference from Registration Statement No. 333-143466 on Form S-1 filed on June 4, 2007.

***	Incorporated by reference from Registration Statement No. 333-143466 on Form S-1/A filed on July 12, 2007.
****	Incorporated by reference from Form 8-K filed with the Securities and Exchange Commission on October 12, 2007.
†	Incorporated by reference from Registration Statement No. 333-150327 on Form S-4/A filed June 13, 2008.
††	Incorporated by reference from Registration Statement No. 333-150327 on Form S-4/A filed July 8, 2008.
†††	Incorporated by reference from Registration Statement No. 333-150327 on Form S-4/A filed August 18, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

UNITED INSURANCE HOLDINGS CORP.

By:	/s/ Nicholas W. Griffin
Name:	Nicholas W. Griffin
Title:	Chief Financial Officer

Date: October 6, 2008

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated April 2, 2008, by and among FMG Acquisition Corp., United Insurance Holdings, L.C. and United Subsidiary Corp.*

2.2	Amended and Restated Agreement and Plan of Merger dated August 15, 2008, by and among FMG Acquisition Corp., United Insurance Holdings, L.C. and United Subsidiary Corp.*

3.1	Second Amended and Restated Certificate of Incorporation.*

3.2	Bylaws.***

4.1	Specimen Unit Certificate.***

4.2	Specimen Common Stock Certificate.***

4.3	Specimen Warrant Certificate.***

4.4	Form of Unit Purchase Option to be granted to Pali Capital, Inc.****

4.5	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant.****

10.1	Form of Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Registrant. ****

10.2	Form of Securities Escrow Agreement among the Registrant, Continental Stock Transfer & Trust Company, and the Initial Stockholders. ****

10.3	Form of Registration Rights Agreement among the Registrant and Initial Stockholders. ****

10.4	Form of Letter Agreement by and between the Registrant and Gordon G. Pratt. **

10.5	Form of Letter Agreement by and between the Registrant and Larry G. Swets, Jr. **

10.6	Form of Letter Agreement by and between the Registrant and FMG Investors LLC. **

10.7	Form of Letter Agreement by and between the Registrant and Thomas D. Sargent. **

10.8	Form of Letter Agreement by and between the Registrant and David E. Sturgess. **

10.9	Form of Letter Agreement by and between the Registrant and James R. Zuhlke. **

10.10	Form of Letter Agreement by and between the Registrant and John Petry. **

10.11	Administrative Services Agreement between the Registrant and Fund Management Group LLC. **

10.12	Subscription Agreement between the Registrant and the Sponsor.**

10.13	Promissory Note, dated May 22, 2007, issued to FMG Investors LLC in the amount of $100,000.**

10.14	Subordinated Revolving Line of Credit Agreement by and between FMG Acquisition Corp. and FMG Investors LLC in the amount of $250,000.****

10.15	PLA Assumption Agreement, dated December 3, 2003, by and between United Property and Casualty Insurance Company and Citizens Property Insurance Corporation. †

10.16	Policy Administration Agreement, as amended, between United Property and Casualty Insurance Company and West Point Underwriters, dated March 1, 2002. †

10.17	Lease Agreement between ARC Group and United Insurance Holdings, L.C., dated December 31, 2002. †

10.18	Investment Management Agreement between United Property and Casualty Insurance Company and Synovus Trust Company, dated October 8, 2003. †

10.19	First Modification to Loan Agreement and Loan Agreement between United Insurance Holdings, L.C. and Columbus Bank and Trust Company, dated February 8, 2007. †

10.20	Term Promissory Note between United Insurance Holdings, L.C. and Columbus Bank and Trust Company, dated February 8, 2007. †

10.21	Pledge and Security Agreement between United Insurance Holdings, L.C. and Columbus Bank and Trust Company, dated February 8, 2007. †

10.22	Security Agreement between United Insurance Holdings, L.C. and Columbus Bank and Trust Company, dated February 8, 2007. †

10.23	Security Agreement between United Insurance Management, L.C. and Columbus Bank and Trust Company, dated February 8, 2007. †

10.24	Policy Administration Agreement between United Property and Casualty Insurance Company and CSC, dated March 11, 2008. †

10.25	Form of First Property Catastrophe Excess of Loss Reinsurance contract issued to United Property and Casualty Insurance Company. †

10.26	Form of Second Property Catastrophe Excess of Loss Reinsurance contract issued to United Property and Casualty Insurance Company. †

10.27	Form of Third Property Catastrophe Excess of Loss Reinsurance contract issued to United Property and Casualty Insurance Company. †

10.28	Form of Fourth Property Catastrophe Excess of Loss Reinsurance contract issued to United Property and Casualty Insurance Company. †

10.29	Reimbursement Contract issued to United Property and Casualty Insurance Company by The State Board of Administration of the State of Florida (SBA) which administers the Florida Hurricane Catastrophe Fund (FHCF), dated June 1, 2007. †

10.30	Catastrophe Excess of Loss Treaty issued to United Property and Casualty Insurance Company by Caymaanz Insurance Company, dated June 1, 2007. †

10.31	Surplus Note between United Property and Casualty Insurance Company and the State Board of Administration of Florida (SBA) dated September 22, 2006. †

10.32	Form of Interests and Liabilities Agreement to Contract of Reinsurance issued to United Property and Casualty Insurance Company. †

10.33	Lease Agreement between United Insurance Management, LLC and Osprey S.P. Properties, LLC, dated June 3, 2008. ††

10.34	Second Modification to Loan Agreement between United Insurance Holdings, L.C. and Columbus Bank and Trust Company, dated August 11, 2008. †††

10.35	Form of Note Purchase Agreement between the Registrant and the Purchasers. †††

23.1	Consent of DeMeo, Young, McGrath, CPA to incorporation by reference of financial statements.

*	Included in Annex A and B of the proxy statement/prospectus included in the Form S-4 (No. 333-150327), effective September 4, 2008 and incorporated by reference herein.
**	Incorporated by reference from Registration Statement No. 333-143466 on Form S-1 filed on June 4, 2007.

***	Incorporated by reference from Registration Statement No. 333-143466 on Form S-1/A filed on July 12, 2007.
****	Incorporated by reference from Form 8-K filed with the Securities and Exchange Commission on October 12, 2007.
†	Incorporated by reference from Registration Statement No. 333-150327 on Form S-4/A filed June 13, 2008.
††	Incorporated by reference from Registration Statement No. 333-150327 on Form S-4/A filed July 8, 2008.
†††	Incorporated by reference from Registration Statement No. 333-150327 on Form S-4/A filed August 18, 2008.